UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 11, 2011

Point.360
(Exact name of registrant as specified in its charter)

California	0-21917	01-0893376
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2777 North Ontario Street Burbank, California		91504
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:	(818) 565-1400

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On May 11, 2011, Point.360 issued a press release announcing financial results for the three and nine month periods ended March 31, 2011.  Included in the press release issued by the Company and furnished herewith as Exhibit 99.1 are certain non-GAAP financial measures.

Management of the Company believes such non-GAAP financial measures are useful to investors in assessing the financial condition and results of operations and because they present certain cash flow and balance sheet statistics, and effects of unusual transactions.

A copy of the press release follows as Exhibit 99.1.

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

99.1	Press release dated May 11, 2011

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Point.360

May 11, 2011	By:	/s/ Alan R. Steel
Name: Alan R. Steel
Title: Executive Vice President
Finance and Administration
Chief Financial Officer